Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated August 14, 2026 to Prospectuses dated May 1, 2026

Effective immediately, the current expense for Putnam High Yield Fund – Class A is updated to 0.99%.

Accordingly, information for the Putnam High Yield Fund – Class A found in the table of funds in the "Appendix A - General Account Options and Underlying Funds" section of the above-referenced product Prospectuses is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund High Yield Bond	Putnam High Yield Fund - Class A	0.99%	8.57%	3.91%	5.62%
	Adviser: Franklin Advisers, Inc.
	Subadviser: Putnam Investment Management, LLC; Franklin Templeton Investment Management Limited

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-10